UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 7, 2007

OCULUS INNOVATIVE SCIENCES, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1129 N. McDowell Blvd, Petaluma, California		94954
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(707) 782-0792

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On June 7, 2007, Oculus Innovative Sciences, Inc. issued a press release announcing financial results for its fiscal year ended March 31, 2007. The Company announced total net revenues for the fiscal fourth quarter of 2007 were $1.2 million, up from $922 in the fiscal fourth quarter of 2006. The Company announced net losses for the fiscal year of $20.2 million, including $1.6 million of non-cash stock-based compensation expenses, compared to $597 of non-cash stock-based compensation expenses for the prior fiscal year. The full text of the press release is furnished as Exhibit 99.1, and a copy of the transcript of the conference call is furnished as Exhibit 99.2.

The information in this report, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act"), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act, as amended, and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

The press release and the transcript furnished as Exhibits 99.1 and 99.2, respectively, to this report contain certain statements that may include forward-looking statements within the meaning of the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements about our ability to complete to regulatory standards our manufacturing facilities; the ability to enroll any specified number of patients in our clinical trials within a specific time frame, if at all; our ability to complete our clinical studies in any specific time frame, if at all; our ability to obtain necessary clearances in any particular time frame, or at all; our ability to obtain improved label claims and reimbursement authority; the success of our Phase II trial to evaluate the safety and efficacy of our technology; the ability of our products to prevent and treat infections in chronic and acute wounds; our hope that results outside the United States can be replicated inside the United States; our expectation that our products may replace the use of antibiotics; our ability to continue to publish scientific articles and to have continued news coverage of our products and results; our ability to attain specified revenue goals within a specified time frame, if at all, or to reduce costs; the ability of our partners to penetrate markets and our products to gain market acceptance; our ability to set and gain market acceptance of attractive pricing and margins; the ability of any investment banking partner to identify and attract suitable partners; our intent to pursue and obtain additional partnerships, validate our technology and accelerate the commercialization of our product pipeline; the ability to achieve specified revenues, if any, in connection with our partner agreements; and our ability to obtain additional financing on terms acceptable to us, if at all. These forward-looking statements are identified by the use of words such as "will" "should,", "could," "may," "intend," "expect," "anticipate," "predict," "hope" and "believe," among others. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially, including risks inherent in the development and commercialization of potential products, the risk that clinical studies or trials will not proceed as anticipated or may not be successful or sufficient to meet regulatory standards or receipt of required regulatory clearances or approvals, the Company's future capital needs, and its ability to obtain additional funding, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission including the quarterly report on Form 10-Q for the quarter ended December 31, 2006. We disclaim any obligation to update these forward-looking statements.

Item 7.01 Regulation FD Disclosure.

A copy of the transcript of the conference call and question and answer session, conducted at 1:00 p.m. PDT on January 7, 2007 to discuss our financial results for the fourth quarter and full year ended March 31, 2007, and certain corporate events and plans is furnished as Exhibit 99.2 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release issued by Oculus Innovative Sciences, Inc. dated June 7, 2007
99.2 Conference call transcript dated June 7, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULUS INNOVATIVE SCIENCES, INC.

June 12, 2007	By:	/s/ Robert Miller

Name: Robert Miller
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Oculus Innovative Sciences, Inc. dated June 7, 2007
99.2	Conference call transcript dated June 7, 2007